UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 8, 2018

INDIGENOUS ROOTS CORP.
  (Exact name of registrant as specified in its charter)

Nevada	000-55873	20-5243308
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2220 Horizon Drive East, West Kelowna, BC		V1Z 3L4
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (778) 476-8302

American Paramount Gold Corp.
1878 Camino Verde Lane, Las Vegas, Nevada 89119
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On January 8, 2018, the Company filed a Certificate of Amendment to the Articles of Incorporation in the State of Nevada to change its name to Indigenous Roots Corp.

The name change has been reviewed by the Financial Industry Regulatory Authority (FINRA) and has been approved for filing with an effective date of February 8, 2018.

The name change will become effective with the OTCQB at the opening of trading on February 9, 2018.  Our trading symbol will change to IRCC in connection with the change of name.  Our new CUSIP number is 455685 107.

Item 9.01 Financial Statements and Exhibits

Exhibit 3.1 - Certificate of Amendment to the Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIGENOUS ROOTS CORP.

/s/ Robert D Kay
Robert D Kay
Director

February 8, 2018

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